UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 24, 2002 (May 22, 2002)
                                                 -------------------------------

                          SearchHound.com, Inc.
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             (Exact name of registrant as specified in its charter)


      Nevada                          0-19471                      91-1942841
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  (State or other jurisdiction     (Commission                  (IRS Employer
         of incorporation)         File Number)              Identification No.)


         200 Main Street, Suite 305, Kansas City, Missouri         64105
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (816) 960-3777
                                                      --------------------------


                                 Not applicable
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               (Former name or former address, if changed since last report)





Item 4.      Changes in Company's Certifying Accountant.

               On May 22, 2002, the Audit Committee of the Board of Directors of SearchHound.com, Inc. (the "Company") was notified by Clevenger & Haywood, CPA, PC, the Company's independent auditor, that it would decline to stand for reelection as the Company's independent auditor for the year ending December 31, 2002. The Company is currently interviewing other accounting firms to serve as its independent auditor, but has not engaged another firm at this time.

               On May 24, 2002, the Board of Directors of SearchHound.com, upon the recommendation of the Company's Audit Committee, approved a resolution to engage Pickett, Chaney & McMullen, LLP as the Company's independent auditor.

              The reports of Clevenger & Haywood CPA, PC ("Clevenger & Haywood")on the consolidated financial statements of the Company for the year ended December 31, 2001 and for the period from inception (April 11, 2000) to December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Clevenger & Haywood's audit report on the consolidated financial statements of the Company for the year ended December 31, 2001 and and for the period from inception (April 11, 2000) to December 31, 2000 included an explanatory paragraph concerning the Company's ability to continue as a going concern.

               During the year ended December 31, 2001 and for the period from inception (April 11, 2000) to December 31, 2000, and any subsequent interim period preceding May 22, 2002, there were no disagreements between the Company and Clevenger & Haywood on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Clevenger & Haywood, if not resolved to the satisfaction of Clevenger & Haywood, to make a reference to the subject matter of the disagreements in connection with its reports.

               During the year ended December 31, 2001 and for the period from inception (April 11, 2000) to December 31, 2000, and any subsequent interim period preceding May 22, 2002, the Company did not consult with Pickett, Chaney & McMullen, LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, the type of audit opinion that might be rendered with respect to the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

               The Company has provided Clevenger & Haywood with a copy of this Form 8-K and requested that Clevenger & Haywood furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SearchHound.com, Inc.

Date:  May 24, 2002         By:/s/ David Mullikin
       ---------------        --------------------------------------------------
                              David Mullikin, President & CEO








                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   16.1          Letter from Clevenger & Haywood CPA, PC, dated May 24, 2002







                                                                EXHIBIT 16.1


                       [LETTERHEAD OF CLEVENGER & HAYWOOD CPA, PC]


May 24, 2002



Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of SearchHound.com, Inc. dated May 24, 2002.




Yours truly,




Clevenger & Haywood CPA, PC